UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

GREENWAY TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 22, 2019

Dear Greenway Technologies Stockholder:

I am pleased to invite you to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenway Technologies, Inc. (“Greenway”) to be held on March 29, 2019 at 9:00 AM at the Hilton Hotel, 2401 East Lamar Blvd., Arlington, Texas 76006.

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2019 Annual Meeting of Stockholders and Proxy Statement.

Pursuant to the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials. On or about March 4, 2019, we will begin mailing to our stockholders a Notice of Internet Availability (the “Notice”) containing instructions on how to access or request a copy of our Proxy Statement for the 2019 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2017.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the Internet or in person at the Annual Meeting or, if you requested printed copies of proxy materials, you also may vote by mailing a proxy card or voting by telephone. Please review the instructions on the Notice or on the proxy card regarding your voting options.

Thank you for being a Greenway stockholder. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Raymond Wright
Raymond Wright, Chairman of the Board

GREENWAY TECHNOLOGIES, INC.

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

Formerly

(8851 Camp Bowie West Blvd. Suite 240

Fort Worth, Texas,76116)

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

March 29, 2019

9:00 a.m. Central Standard Time

To the shareholders of Greenway Technologies, Inc.:

Notice is hereby given that the 2019 annual meeting of shareholders (the “Annual Meeting”) of Greenway Technologies, Inc., a Texas corporation (the “Company”), will be held on Friday, March 29, 2019 at 9:00 a.m. Central Standard Time, at the Hilton Hotel, 2401 East Lamar Boulevard, Arlington, Texas 76006 for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.	To elect the Company’s Board of Directors (the “Board”). The Board of Directors on January 21, 2019, by a majority vote, amended Section 2.12 of the Company’s Bylaws to reduce the number of Directors from seven to five. The Company intends to present for election the following five nominees: Raymond Wright, Kevin Jones, Kenton J. Harer, Ransom Jones and John Olynick;

2.	To amend the Company’s Articles of Incorporation to increase the authorized Class A common shares from 300 million common shares to 450 million common shares;

3.	To amend Section 3.14 of the Company’s Bylaws entitled “Special Meetings” to increase the percentage of Shareholders necessary to call a Special Shareholders meeting from 10% to 25%;

4.	To ratify the appointment of Soles, Heyn & Company, LLP as the Company’s independent registered accounting firm for our fiscal year ending December 31, 2018;

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record as of the close of business on February 28, 2019 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

As you may know from our 8-K Filing on February 20, 2019, D. Patrick Six has resigned from a group of dissident Shareholders known as The Greenway Technologies Shareholder Committee. Prior to his resignation from the Committee, the group held approximately 17% of the issued and outstanding common shares of the Company’s stock. Following his resignation, the Company calculates that the percentage is approximately 12%. The Committee has set a Special meeting of the Shareholders on April 4, 2019 in an attempt to take control of the company. The Committee leader is Mr. David Deison. Their Special meeting is an attempt to hold an annual meeting without authority granted by our Bylaws. Two current Board members, Mr. Six and Mr. Takacs, were originally among the list of dissident shareholders. As stated above, and filed in our 8-K, Mr. Six has resigned from the group and has asked that his name be removed from the dissident’s Board of Directors ballot. I must be very clear, the Company, its management, and the majority of the Board of Directors are united in opposition to the actions of the Committee and their proposals, as will be thoroughly spelled out in the section titled Opposition to Special Meeting.

You are cordially invited to attend the Annual Meeting in person. To ensure that your vote is counted at the Annual Meeting, however, please vote as promptly as possible.

Sincerely,

/S/ John Olynick
John Olynick
President

Arlington, Texas

February 22, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING

TO BE HELD ON March 29, 2019:

The Notice of Internet Availability of Proxy Materials, Notice of Meeting and

Proxy Statement is available free of charge at: www.proxyvote.com

GREENWAY TECHNOLOGIES, INC.

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

PROXY STATEMENT

FOR

2019 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

Why am I receiving these materials?

Greenway Technologies, Inc. (the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2019 annual meeting of shareholders (the “Annual Meeting”) to be held on Friday March 29, 2019 at 9:00 a.m. Central Standard Time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or made available to shareholders on March 4, 2019. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement (the “Proxy Statement”). The Annual Meeting will be held at Hilton Hotel, 2401 East Lamar Boulevard, Arlington, Texas 76006.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	Information in opposition to those proposals set forth in a certain Proxy Statement filed by the so-called Greenway Technologies Shareholder Committee; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2018 (the “Annual Report”), Form 10 Q for the period ended March 31, 2018, as filed on May 21, 2018 with the Securities and Exchange Commission (the “SEC”), Form 10-Q for the period ended June 30, 2018, as filed on August 20, 2018, with the Securities and Exchange Commission (the “SEC”), Form 10-Q for the period ended September 30, 2018, as filed on November 23, 2018, with the Securities and Exchange Commission (the “SEC”) can be viewed on our web site at. http://gwtechinc.com/sec-filings/ or on www.sec.gov. Printed versions of these filings are also available to you within 24 hours, upon request to the Company and if you requested printed versions by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

The Company is aware of four items that shareholders may vote on at the Annual Meeting. Four items are listed on the Company’s proxy card that will only be voted upon at the Annual Meeting. The following items are each listed on the Company’s proxy card:

●	The election to the Company’s Board of Directors (the “Board”) of the five nominees named in this Proxy Statement (Proposal No. 1); (The Board of Directors reduced the number of board members from 7 to 5 on January 21, 2019 by amending Section 2.12 of the Bylaws. The vote was 5 in favor and 2 opposed);

●	The amendment of the Company’s Articles of Incorporation to increase the authorized Class A common shares from 300 million common shares to 450 million common shares (Proposal 2);

●	The amendment Section 3.14 of the Company’s Bylaws entitled “Special Meetings” to increase the percentage of Shareholders necessary to call a Special Shareholders meeting from 10% to 25%; (Proposal No. 3);

●	Ratification of the appointment of Soles, Heyn & Company, LLP as the Company’s independent registered accounting firm for our fiscal year ending December 31, 2018 (Proposal No. 4).

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

●	“FOR” each of the nominees to the Board (Proposal No. 1);

●	“FOR” the amendment of the Company’s Articles of Incorporation to increase the authorized Class A common shares from 300 million common shares to 450 million common shares (Proposal No. 2);

●	“FOR” the amendment of Section 3.14 of the Company’s Bylaws entitled “Special Meetings” to increase the percentage of Shareholders necessary to call a Special Shareholders meeting from 10% to 25% (Proposal No. 3);

●	“FOR” the ratification of the appointment of Soles, Heyn & Company, LLP as the Company’s independent registered accounting firm for our fiscal year ending December 31, 2018 (Proposal No. 4).

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 1521 North Cooper Street, Suite 205, Arlington, Texas 76011. Our telephone number 800-289-2515. Our former address was 8851 Camp Bowie West Blvd. Suite 240, Fort Worth, Texas,76116.

What is the Company’s fiscal year?

The Company’s fiscal year is December 31. Unless otherwise stated, all information presented in this Proxy Statement is based on the Company’s fiscal calendar.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with the physical printing and mailing of materials.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted an SEC-approved procedure called “house-holding.” Under this procedure, the Company delivers a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing and mailing costs, and the environmental impact of its annual meetings. Shareholders who participate in house-holding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any shareholder at a shared address to which the Company delivered a single copy of any of these documents.

To receive free of charge a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, shareholders may write or call the Company at the following:

Greenway Technologies, Inc.

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

800-289-2515

Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about house-holding.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to use the Internet to:

●	View the Company’s proxy materials for the Annual Meeting; and

●	Instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available at www.gwtechinc.com. This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this Proxy Statement.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

Each share of the Company’s common stock has one vote on each matter. Only shareholders of record as of the close of business on March 4, 2019 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of February 15, 2019, there were 286,448,677 shares of the Company’s common stock issued and outstanding, held 512 holders of record. In addition to shareholders of record of the Company’s common stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Transfer Online, you are considered the shareholder of record with respect to those shares, and the Notice was sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

If I am a shareholder of record of the Company’s shares, how do I vote?

If you are a shareholder of record, there are four ways to vote:

●	In person. You may vote in person at the Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

●	In person. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

●	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

●	By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

What is the quorum requirement for the Annual Meeting?

A majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and you are present in person at the Annual Meeting; or

●	Have properly voted by proxy on the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies.

How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you:

●	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

●	Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (Proposal No. 1), the other proposal for the amendment of the Company’s Articles (Proposal No. 2), and the proposal to amend the Bylaws (Proposal 3) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals No. 1 through No. 3

The ratification of the appointment of the appointment of Soles, Heyn & Company, LLP as the Company’s independent registered accounting firm for our fiscal year ending December 31, 2018 (Proposal No. 4); is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposals No. 4.

What is the voting requirement to approve each of the proposals?

With respect to the election of directors (Proposal No. 1), the bylaws provide for majority voting in elections of directors. An “uncontested election of directors” means an election of directors in which, at the expiration of the time fixed pursuant to the Company’s bylaws requiring advance notice of director candidates, the number of candidates for election does not exceed the number of directors to be elected by the shareholders at that election. Therefore, majority voting policy will apply to the election taking place at the Annual Meeting.

Amending the Company’s Articles (Proposal No. 2) and amending the Company’s Bylaws (Proposal No. 3) each require the affirmative vote of a majority of the Company’s outstanding shares. If Proposal No. 2 is approved, then the Board will separately amend the Company’s Articles at the meeting of the Board immediately following the Annual Meeting to adopt the majority voting standard and that standard will apply to future elections to amend the Articles. If Proposal No. 3 is approved the Board will separately amend the Company’s Bylaws at the meeting of the Board immediately following the Annual Meeting to adopt changes to the Bylaws.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal.

With respect to the election of directors (Proposal No. 1), under the majority voting policy adopted by the Company and described above, broker non-votes and abstentions, which have the same effect as “against” votes, could cause a nominee to fail to obtain the required affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

With respect to the proposals to amend the Company’s Articles (Proposals No. 2), and the Company’s bylaws (Proposal No. 3), broker non-votes and abstentions could prevent the proposal from receiving the required affirmative vote of a majority of the Company’s outstanding shares.

With respect to each of the other proposals, broker non-votes and abstentions could prevent the proposal from receiving the required affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Secretary at Greenway Technologies, Inc., 1521 North Cooper Street, Suite 205 Arlington, Texas 76011 prior to the Annual Meeting.

Who will serve as the inspector of election?

A representative from Broadridge Financial Solutions will serve as the inspector of the election.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

Where can I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who is paying the costs of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. The Company has retained Broadridge Investor Communication Solutions to assist in obtaining proxies by mail, facsimile or email from brokerage firms, banks, broker-dealers or other similar organizations representing beneficial owners of shares for the Annual Meeting. We have agreed to a fee of approximately $9,892 plus out-of-pocket expenses for an uncontested proxy solicitation and approximately $15,584 for a contested proxy solicitation with Broadridge Investor Communication Solutions which may be contacted at 631-254-7400.

The Company must also pay brokerage firms, banks, broker-dealers or other similar organizations representing beneficial owners of shares held in street name certain fees associated with:

●	Forwarding the Notice to beneficial owners;

●	Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

●	Obtaining beneficial owners’ voting instructions.

In addition, certain of the Company’s directors, officers and regular employees, without additional compensation, may solicit proxies on the Company’s behalf in person, by telephone, or by electronic communication.

How can I attend the Annual Meeting?

Only shareholders as of the Record Date are entitled to attend the Annual Meeting. Admission will be on a first-come, first-served basis. Admission will begin at 7:30 a.m. Central Standard Time on the date of the Annual Meeting, and each shareholder must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2019 annual meeting of shareholders?

Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Proposals that a shareholder intends to present at the 2019 annual meeting of shareholders and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2019 annual meeting of shareholders must be received no later than March 4, 2019. All proposals must comply with Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals must be delivered to the Company’s Secretary by mail at 800-289-2515, or by email at IR@gwtechinc.com.

Requirements for Other Shareholder Proposals to Be Brought Before the 2019 Annual Meeting of Shareholders and Director Nominations. Notice of any proposal that a shareholder intends to present at the 2019 annual meeting of shareholders, but does not intend to have included in the Company’s proxy statement and form of proxy relating to the 2019 annual meeting of shareholders, as well as any director nominations, must be delivered to the Company’s Secretary by mail at 1521 North Cooper Street, Arlington, TX. 76011, or by email at IR@gwtechinc.com, not later than the close of business on March 4, 2019. The notice must be submitted by a shareholder of record and must set forth the information required by the Company’s bylaws with respect to each director nomination or other proposal that the shareholder intends to present at the 2019 annual meeting of shareholders. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder of record.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors

Listed below are the Company’s five nominated directors. Four are current Board members that have been nominated for re-election at the Annual Meeting. The fifth nominee is John Olynick, current president of Greenway Technologies, Inc. Each director elected at the Annual Meeting will serve a one-year term. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the five nominees named in this Proxy Statement. Each of the directors listed below has consented to serving as a nominee, being named in this proxy statement, and to serving if elected. There are no transactions involving the nominees that are reportable under Item 404(a) of Regulation S-K

The biographies below describe the skills, qualities, attributes, and experience of the nominees.

Name	Position with the Company	Age as of the Annual Meeting	Director Since
Raymond Wright	Director, Chairman of the Board, President Greenway Innovative Energy	82	2017

Kevin Jones	Director	53	2017

Kenton J. Harer	Director	61	2017

Ransom Jones	Director, Secretary and CFO	70	2017

John Olynick	President, GWTI	71	NA

Raymond Wright – Chairman of the Board, Co-Founder and President of the wholly owned subsidiary Greenway Innovative Energy (GIE)

Mr. Wright has served as the President of Greenway Innovative Energy, Inc. since August 2012. Mr. Wright was a co-founder of DFW Genesis in 2009, where he began working on the natural gas-to-liquids (GTL) process and worked through 2012, when he and the late Conrad Greer formed Greenway Innovative Energy, Inc. to continue working on GTL solution development and what would become the company’s proprietary G-Reformer®. Previously, Mr. Wright worked with Dallas-based Texas Instruments (TI) managing operations and opening up new markets for (TI) in England. He developed and built a materials manufacturing facility for TI’s European operation and introduced TI’s Light Sensor technology in Europe. Mr. Wright was named Chairman of the Board in May, 2018.

Kevin Jones - Board Member

Kevin Jones founded Dallas-based All Commercial Floors in 1999 and is responsible for its overall operation. Under his leadership, ACF has grown from a two-person business to one of the largest and most respected commercial flooring companies in the country with offices throughout the United States, and with annual sales exceeding $60 million. Mr. Jones attended Texas Tech University in Lubbock, Texas. Ransom B. Jones and Kevin Jones are brothers.

Kenton J. Harer - Board Member

Kenton J. Harer is a recent addition to the Greenway Board of Directors and joined in early 2017. He began his career working for the oilfield division of LTV Corporation in 1981. In 1984, he began working in the industrial gas industry where he developed an extensive knowledge of the industrial gas business and the various technologies of the diverse industries it serves. He has been and remains an instrumental part of the operation of world-renowned French company Air Liquide in the United States. In his capacity at Air Liquide, Mr. Harer was involved in the development of the G-Reformer® utilizing existing technologies and was instrumental in negotiating agreements between Air Liquide and Greenway that allowed Greenway to develop and commercialize the G-Reformer™ technology. He graduated from the University of South Dakota with a Bachelor of Science in Business Administration in 1980.

Ransom Jones - Board Member, Secretary, and Chief Financial Officer

Ransom B. Jones has over 40 years of diverse business experience. He is a retired partner of KPMG Peat Marwick and former Chief Financial Officer of two publicly traded corporations, Western Preferred Corporation and El Paso Refining, Inc. He has also served as an officer of some of the largest and most prestigious global financial institutions including Goldman Sachs, Citicorp, ABN-AMRO Bank, and AIG. Mr. Jones served as President and Interim Chief Executive Officer of UMED through April 2017. He graduated from the University of Texas at El Paso in 1971 with a BBA, Accounting.

John Olynick – President Greenway Technologies, Inc.

John Olynick has over 40 years of experience in senior management positions at industry leading technology corporations including Digital Equipment Corporation, CISCO Systems, Inc., and Philips Electronics. Over his career, John has helped build businesses and has led turnarounds including serving as CEO and Chairman of the Board of an Arizona-based public company that grew both organically and through acquisition under his leadership. Since July 2017, he has been assisting Greenway Technologies, Inc. as a business development consultant with a focus on securing operational funding and developing joint venture partnerships. John currently serves as President of the Company. He is a graduate of the New York University School of Engineering and the Harvard Business School Professional Development program. Mr. Olynick has been president of GWTI since May 2018.

Role of the Board; Corporate Governance Matters

The Board oversees the Company’s President and other senior management in the competent and ethical operation of the Company and assures that the long-term interests of the shareholders are being served.

The Board met a total of five times during 2018. The Board has determined that all Board members, other than Mr. Ransom Jones, and Mr. Raymond Wright, are independent.

Board Leadership Structure

The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management, the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders, and the Company’s overall corporate governance. The Board also believes that the current separation of the Chairman and President roles allows the President to focus his time and energy on operating and managing the Company and leveraging the experience and perspectives of the Chairman. The Board periodically reviews the leadership structure and may make changes in the future.

Board Committees

There is an Executive Committee consisting of Raymond Wright, Ransom Jones, Kenton Harer, and Peter Hauser.

Family Relations

Ransom Jones and Kevin Jones are brothers.

Board Oversight of Risk Management

The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. In carrying out this critical responsibility, the Board has the primary responsibility for overseeing enterprise risk management.

Code of Ethics

The Company has a code of ethics, that applies to all of the Company’s employees, including its principal executive officer and principal financial and accounting officer, as well as the Board. A copy of this code is available on the Company’s website at www.gwtechinc.com. The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Form 8-K.

Compensation of Directors

The Board of Directors are not compensated at this time.

Communications with the Board

Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company’s offices at 1521 North Cooper Street, Suite 205, Arlington, Texas 76011

Attendance of Directors at 2019 Annual Meeting of Shareholders

All directors are expected to attend the Company’s Annual Meeting of Shareholders.

Executive Officers

The following sets forth certain information regarding executive officers of the Company. Biographical information pertaining to

John Olynick, President

Biographical information pertaining to Mr. John Olynick, who is an executive officer of the Company, may be found in the section entitled “Directors.”

Ransom Jones, Secretary and Chief Financial Officer

Biographical information pertaining to Mr. Ransom Jones, who is both a director and an executive officer of the Company, may be found in the section entitled “Directors.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows certain information as of February 15, 2019 (the “Table Date”), unless otherwise indicated, with respect to the beneficial ownership of the Company’s common stock by: (i) each person the Company believes beneficially holds more than 5% of the outstanding shares of the Company’s common stock based solely on the Company’s review of SEC filings; (ii) each director and nominee; (iii) each named executive officer listed in the table entitled “Summary Compensation Table—under the section entitled “Executive Compensation”; and (iv) all directors and executive officers as a group. As of the Table Date, 286,488,677 shares of the Company’s common stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of the Company’s common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o the Company’s offices at 1521 North Cooper Street, Suite 205, Arlington, Texas 76011

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
CURRENT DIRECTORS
Raymond Wright, Director and President, Greenway Innovative Energy	17,000,000	5.93
Kevin Jones (1)	20,625,000	7.20
Ransom Jones	250,000	0.09
Kenton Harer (2)	4,000,000	1.40
Peter Hauser	3,200,000	1.12

DISSIDENT DIRECTORS
T. Craig Takacs	3,666,953	1.28

OFFICERS
John Olynick	550,000	0.19
Raymond Wright (see above)

Total Directors, Dissident Directors, Officers	48,279,982	16.85

HOLDERS 5% OR MORE
Paul Alfano	21,250,000	7.42
Richard Halden	10,340,777	3.61
Randy Moseley	22,178,992	7.74
D. Patrick Six (3)	15,610,774	5.45

Total 5% or More Shareholders	69,380,543	24.22

(1)	As reported on Form 4, 02/21/19
(2)	Warrants currently exercisable
(3)	Includes JABEZ Capital

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company and any written representations the Company believes that all Section 16(a) filing requirements were timely met during 2018.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Board has adopted policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater than five percent beneficial owners, and their respective immediate family members.

TRANSACTIONS with RELATED PERSONS

During the three months ended September 30, 2018, shareholders made loans and advances of $399,430, consisting of advances made by Kevin Jones of $299,430 and Randolph Patterson of $100,000. As of June 30, 2018, the company reflected loans and advances from shareholders in the amounts of $129,348 and $1,400 made by Kevin Jones and Greg Sanders, respectively.

With respect to the Patterson loan, Mr. Jones holds the direct collateral interest in the note through his wholly-owned Maybert LLC, and the parties share such interests on a pro rata basis. On October 23, 2018, Christine Early (Kevin Jones’ spouse and separate shareholder) made a $100,000 loan to the Company, and on November 6, 2018, Michael Wykrent (shareholder) made a $100,000 loan to the Company, both loans being secured by Maybert LLC, a Texas company controlled by Kevin Jones. With respect to these loans, Mr. Jones holds the direct collateral interest in the note through his wholly-owned Maybert LLC, and the parties share such interests on a pro-rata basis.

EXECUTIVE and EQUITY COMPENSATION PLAN INFORMATION

In August 2012, the Company entered into employment agreements with the president and chairman of the board of Greenway Innovative Energy, Inc., Raymond Wright, for a term of 5 years with compensation of $90,000 per year. In June of 2014, Mr. Wright’s employment agreement was amended to increase his annual pay to $180,000. The employment agreement terminated August 12, 2017. During the three-months ended March 31, 2017, the Company paid and accrued a total of $45,000 on the employment agreement.

As part of the August 2012 acquisition agreement with Greenway Innovative Energy, Inc., the Company agreed to issue an additional 7,500,000 shares of restricted common stock to Mr. Wright, under the agreement, when the first GTL unit is built and becomes operational and is capable of producing 2,000 barrels of diesel or jet fuel per day and pay Greenway Innovative Energy a 2% royalty on all gross production sales on each unit placed in production.

Effective May 10, 2018, the Company entered into employment agreements with John Olynick, as President and Ransom Jones, as Chief Financial Officer, respectively. The terms and conditions of their employment agreements are identical. John Olynick, as President earns a salary of $120,000 per year. Ransom Jones, as Chief Financial Officer earns a salary of $120,000 per year. Mr. Jones also serves as the Company’s Secretary and Treasurer. During each year that their Agreements are in effect, they are each entitled to receive a bonus (“Bonus”) equal to at least Thirty-Five Thousand Dollars ($35,000) per year. Under their employment agreements, Mr. Olynick and Mr. Jones were each issued 250,000 shares of Common Stock, par value $.0001 during the three months ended September 30, 2018. On the date of issuance, the stock was valued at $.06 per share and the Company recorded an expense of $30,000. They are also entitled to participate in the Company’s benefit plans.

Our management and employee teams are not currently receiving regular wages; wages are largely being accrued and deferred due to lack of working capital.

OVERVIEW OF PROPOSALS IN THIS NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS CALLED BY THE COMPANY

AND

THE NOTICE OF A SPECIAL MEETING SET BY THE GREENWAY TECHNOLOGIES, INC. SHAREHOLDER COMMITTEE

This Proxy Statement submitted by the Company contains four proposals requiring shareholder action. Proposal No. 1 requests the election of five directors to the Board. Proposal No. 2 requests an amendment to the Company’s Articles of Incorporation to increase the authorized Class A common shares from 300 million common shares to 450 million common shares. Proposal No. 3 requests to amend Section 3.14 of the Company’s Bylaws entitled “Special Meetings” to increase the percentage of Shareholders necessary to call a Special Shareholders meeting from 10% to 25%. Proposal No. 4 requests the ratification of the appointment of Soles, Heyn & Company, LLP as the Company’s independent registered accounting firm for our fiscal year ending December 31, 2018

PROPOSAL NO. 1

Election of Directors

The Company has nominated four current directors Raymond Wright, Kevin Jones, Ransom Jones, and Kenton J. Harer, as well as John Olynick, current president of GWTI, to be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the five nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s five nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for an alternate nominee designated by the present Board to fill the vacancy.

Vote Required

In accordance with the policy of majority voting in uncontested director elections previously adopted by the Board, nominees receiving the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum will be elected as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Any nominee for election who does not receive the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum will promptly submit in writing his or her irrevocable offer of resignation to the Secretary of the Company, subject only to the Board’s acceptance of that offer of resignation in accordance with the Board’s policies and procedures.

Recommendation of the Board

The Board recommends that shareholders vote FOR the election of Messrs. Raymond Wright, Kevin Jones, Kenton J. Harer, John Olynick, and Ransom Jones.

PROPOSAL NO. 2

Amendment of Articles of Incorporation

The Company’s shareholders are being asked to approve the amendment of the Articles of Incorporation (the “Articles”). If approved, the amendment would increase the authorized Class A common shares from 300 million common shares to 450 million common shares. The Company needs additional capital to meet its objectives for product development, staffing, reduction of debt, and general operating expenses. Approximately 280 million Class A common shares are issued and outstanding leaving only 20 million shares available to offer certain investors. The Company is of the opinion that the additional shares are needed.

Recommendation of the Board

The Board recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3

Amendment of the Bylaws

The Company is recommending that Section 3.14 of the Bylaws entitled “Special Meetings” be amended to increase the percentage of Shareholders necessary to call a Special Shareholders meeting from 10% to 25%. The purpose of this change is to minimize distractions from small groups of shareholders.

Recommendation of the Board

The Board recommends a vote FOR Proposal No. 3.

PROPOSAL NO. 4

Ratification of the appointment of Soles, Heyn & Company, LLP as the Company’s independent registered accounting firm for our fiscal year ending December 31, 2018

The Company is recommending that Soles, Heyn & Company, LLP be retained as the Company’s independent registered accounting firm. Note that auditors are in favor of Proposal 3.

Fees Paid to Auditors

The following table shows the fees accrued or paid to the Company’s independent registered public accounting firms for the years ended December 31, 2017 and December 31, 2018.

	Soles, Heyn & Co LLP
	2018 ($)	2017 ($)
Audit Fees (1)	$26,150	$28,700
Audit-Related Fees (2)	0	0
Tax Fees (3)	0	0
All Other Fees	0	0

Total	$26,150	$28,700

(1)	Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.

(2)	Audit-related fees comprise fees for professional services that are reasonably related to the performance of the worldwide audit or review of the Company’s financial statements.

(3)	Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning services.

Policy on Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Company maintains a policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Board approve the audit and non-audit services and related budget in advance, and that the Board be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the express approval of the Board. In accordance with this policy, the Board pre-approved all services to be performed by the Company’s independent registered public accounting firm.

Vote Required

Approval of Proposal No. 4 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

Recommendation of the Board

The Board recommends a vote FOR Proposal No. 4.

OPPOSITION TO SPECIAL MEETING

Will any other business be conducted at the meeting?

A group of shareholders formed a committee known as The Greenway Technologies Shareholder Committee, consisting of approximately 12% of the shareholders, (the Committee). Our Bylaws at the time of the formation of the Committee allowed a Special Shareholders meeting to be called by, among other provisions, 10% of the Shareholders. The Committee filed numerous Proxy Statements the last dated February 6, 2019 setting a Special meeting for April 4, 2019. The Committee has submitted through its Proxy Statement the following proposals that the Company opposes.

●	That if the current president of Greenway Technologies refuses to act as the chairman of the 2019 Special Meeting, to elect David Deison as the chairman of the 2019 Special Meeting;

●	A proposal by the Committee that seven nominees be elected to the Company’s Board of Directors;

●	A proposal by the Committee for the approval of the reimbursement by the Company of the Committee for all of the Committee’s expenses in connection with numerous Schedules 14 A, (Notice and Proxy Statements) filed by the Committee”

●	Ratification of the appointment of Soles, Heyn & Company, LLP as the Company’s independent registered accounting firm for our fiscal year ending December 31, 2018

The Company is hereby advising the Shareholders

as to what has transpired and why the Company is opposed to the actions proposed by the “Greenway Technologies Shareholder Committee”

The statements made by the Committee as disclosures found under the heading “Why is the 2019 Special Meeting Being Called?” are a distortion of facts, are mostly false, and omit material information that is necessary for shareholders to make an informed voting decision at the proposed Special Meeting. The Company’s shareholders cannot be expected to discern whether certain of the members of the Company’s Board of Directors should be replaced with the Committee nominees without factual disclosures. Accordingly, the Company submits that the Committee’s Proxy Statement does not comply with Rule 14a-9 in that it does not include disclosures concerning the reasons for the Greenway Technologies Shareholder Committee’s solicitation.

The following is current background information and an accurate response to the disclosures made by the Committee.

a.	On November 16, 2018, the President of the Company John Olynick, Chairman of the board Raymond Wright, and Ransom Jones a Director representing the Company met with representatives of the Committee consisting of D. Patrick Six (note: Mr. Six resigned from the Committee on February 19th, 2019, see 8-K Filing), Michael Warner, Stanley Woods, and Richard Halden. Mr. Halden had been separated from the predecessor company (UMED) because of undisclosed felonies and other activities contrary to the best interests of the Company. The Separation and Release Agreement has an effective date of February 1, 2017 and was filed on September 21, 2017 as an exhibit to the Company’s 10Q/A for the period ended June 30, 2017. Said Agreement is hereby incorporated by reference.

b.	During the meeting, the Company requested the Committee to withdraw its Schedule PRE 14C and offered to have an annual meeting during which the Committee could present its slate of directors. The Committee refused this offer and subsequently presented a proposed consent, dated the day before the meeting, calling for the resignation of two directors allowing them to appoint the replacements resulting in the Committee controlling the Board. A copy of said proposal is attached hereto incorporated by reference and marked Exhibit A.

c.	Ransom Jones, according the documents filed by the Committee, was hired as CFO on May 10, 2018. The Committee expressed concern that the position was not posted and the Company failed to do due diligence in the process. The Board of Directors of GWTI voted to appoint both John Olynick as president and Ransom Jones as CFO at the same meeting and with an affirmative vote. Each were given employment agreements and their employment agreements were posted to EDGAR as part of the Company’s 10Q filing on May, 21 2018. The Committee observes correctly that the jobs were not posted, the Committee fails to advise shareholders that there were only minimal funds to pay either the president or the CFO. Our management and employee teams are not currently receiving regular wages; wages are largely being accrued and deferred due to lack of working capital. Mr. Jones is well qualified to perform the functions of CFO and his background includes partner of KPMG Peat Marwick, CFO of two other publicly traded companies, President of a group of property & casualty companies, officer at some of the largest and most prestigious global financial institutions - Goldman Sachs, Citicorp, ABN AMRO Bank and AIG.

d.	Regarding the subcommittee of the GWTI Board of Directors, called the Executive Committee, the Executive Committee consists of Chairman Raymond Wright, Kent Harer, Ransom Jones, and Peter Hauser. The Executive Committee does not have any voting power and serves only as an advisory group to the Board. The Executive Committee is an active subgroup of the Board of Directors that meets via tele-conference, with short notice, on an ad-hoc basis, to review matters before the Company prior to votes by the full Board of Directors.

e.	Regarding the September 4, 2018 loan of funds described by the dissident shareholders (when $225,000 in debt capital was raised), the Company was in a dire financial condition at that time. Our management and employee teams were not currently receiving regular wages; wages are largely being accrued and deferred due to lack of working capital. The Company had insufficient funds to meet current obligations just as work on the refinement of the Company’s flagship product were being completed. The Company had reached its share authorization limit and therefore was unable to raise funds via sale of restricted Class A common stock. The Company had no choice but to raise needed working capital through debt funding. GWTI obtained a legal opinion that pledging assets to secure a loan was not a “fundamental action” requiring shareholder approval under Texas law and the loan was approved by the majority of the Board of Directors. Craig Takacs and three other Board members voted in favor of the motion. Mr. Six did not participate in that meeting. Both Kevin Jones and Ransom Jones abstained because it was recognized that Kevin Jones has a pecuniary interest in the loans. As his brother, Ransom Jones also abstained. Four of seven Board members voted yes. Had Mr. Takacs voted “No”, the motion would not have carried. Mr. Takacs is a member of the dissident shareholder committee. The fact is that the company desperately needed the funds to continue to have the liquidity to operate. There are not sufficient shares authorized to secure funding through stock issuance. The company could not raise funding on an unsecured basis and this was the only available option to keep the company afloat. Kevin Jones and all the Board members would welcome unsecured funding, but an investor could not be identified to lend on this basis. When there are no other funding alternatives, companies must grant terms that might be distasteful but none the less are required to maintain the company’s viability.

f.	Failure to Make Required Disclosures.

While the Company acknowledges that a substantial portion of disclosures contained in the Committee’s Proxy Statement are incorporated by reference to the Company’s SEC filings, the Committee has nominated seven individuals to serve as directors of the Company and the Committee’s Proxy Statement fails to make adequate disclosures pursuant to the requirements of 229.401 with respect to the Committee Nominees.

g.	Failure to Identify the Existence of Certain Legal Proceedings.

Item 7(a) of Schedule 14(a) provides that the information required by Instruction 4 to Item 103 of Regulation S-K shall be provided in any proxy statement solicited on behalf of persons other than the registrant. Instruction 4 to Item 103 of Regulation S-K requires disclosure concerning any material proceedings to which any director is a party that are adverse to the registrant or in which such person has a material interest adverse to the registrant. The Committee’s Proxy Statement fails to state whether any such proceedings exist with respect to the Committee Nominees.

Item 7(b) of Schedule 14(a) also provides that the information required by Item 401 of Regulation S-K shall be provided in any proxy statement solicited on behalf of persons other than the registrant. Item 401(f) of Regulation S-K requires disclosure concerning the involvement of any director nominees in certain specified legal proceedings. The Committee’s Proxy Statement fails to state whether any of the Committee Nominees have been party to any such proceedings.

h.	Failure to Identify the Existence of Certain Relationships and Arrangements.

Item 7(a) of Schedule 14(a) provides that the information required by Items 401(d) 404(a) of Regulation S-K shall be provided in any proxy statement solicited on behalf of persons other than the registrant. Item 401(d) of Regulation S-K requires disclosure concerning certain family relationships between director nominees and current directors and executive officers of the registrant, and Item 404(a) requires disclosure concerning certain related party transactions between the Company and persons nominated to serve as directors. The Committee’s Proxy Statement fails to state whether any such proceedings exist with respect to the Committee Nominees.

i.	Failure to Identify Skills and Qualifications of Director Nominees.

Item 7(a) of Schedule 14(a) provides that the information required by Item 401(e) of Regulation S-K shall be provided in any proxy statement solicited on behalf of persons other than the registrant. Item 401(e)(1) of Regulation S-K states that, with respect to each nominee for director, disclosure should be included to “discuss the specific experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a director for the registrant at the time that the disclosure is made, in light of the registrant’s business and structure.”

The Company respectfully submits that the biographical information included in the Statement with respect to each of the Committee Nominees fails to specifically disclose the skills that qualify such person to serve as a director of the Company. For instance, the Company notes that the Greenway Technologies Shareholder Committee has appointed James B. Newton, M.D. to serve as a director of the Company, and that Dr. Newton has been a medical practitioner since 1977. However, it is unclear how Dr. Newton’s experience as a medical doctor qualifies him to serve as a director of the Company given that the Company’s principal business is the commercialization of a proprietary process for converting natural gas into synthesis gas. Accordingly, the Company believes that the Statement should be revised to address the specific skills and qualifications that led the Greenway Technologies Shareholder Committee to nominate each Committee Nominee as a director.

j.	The Committee is requesting that the Company reimburse their expenses, estimated to be approximately $150,000, following the instatement of their proposed Board of Directors slate.

Our management and employee teams are not currently receiving regular wages; wages are largely being accrued and deferred due to lack of working capital. Our Board of Directors members are not currently being compensated. The reimbursement amount requested by the Committee is money that the Company does not have at this time. If such funds were available, the Company would deploy them in a manner to the benefit of shareholders and our corporate objectives.

k.	Failure to Properly Describe Conditions of Cumulative Voting.

The Committee’s Proxy Statement provides that shareholders will have the authority to cumulate votes in the election of directors. While the Company acknowledges that its organizational documents permit cumulative voting in the election of directors, the Statement fails to properly describe the notice requirements under Texas law required to permit cumulative voting.

Section 21.361(b) of the Texas Business Organizations Code states that “Cumulative voting permitted by the certificate of formation is permitted only in an election of directors in which a shareholder who intends to cumulate votes has given written notice of that intention to the secretary of the corporation on or before the day preceding the date of the election at which the shareholder intends to cumulate votes.” [emphasis added] The Statement fails to notify shareholders of this requirement.

What are the Board’s voting recommendations as to the proposals as found in the Greenway Technologies Shareholder Committee Proxy Statement?

AGAINST	A proposal that if the current president of Greenway Technologies refuses to act as the chairman of the 2019 Special Meeting, to elect David Deison as the chairman of the 2019 Special Meeting;

AGAINST	A proposal by the Committee that seven nominees be elected to the Company’s Board of Directors. The proposed group of directors, in proxy materials being distributed contemporaneously by the Committee, include D. Patrick Six as a Director nominee. As described above, Mr. Six has resigned from the Committee, Mr., Six has resigned from the GWTI Board of Directors, and Mr. Six has withdrawn his name as a Director nominee on the Committee’s dissident shareholder slate;

AGAINST	A proposal by the Committee for the approval of the reimbursement by the Company of the Committee for all of the Committee’s expenses in connection with numerous Schedules 14 A, (Notice and Proxy Statements) filed by the Committee.”

The majority of the Board of Directors stand in opposition to the Committee’s Board of Director slate, the reimbursement of their expenses, and using a Special meeting versus an Annual meeting as the venue for voting.

OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: February 22, 2019

The following is an example of a proxy card for the March 29, 2019 GWTI Annual Shareholder’s Meeting. If you have any questions, please see the instructions above.

Directions to the 2019 Annual Meeting of Shareholders

From Dallas Fort Worth International Airport

Dallas-Fort Worth International Airport, Dallas, TX 75261

1.	Head west on W 32nd St 95 ft/
2.	Make a U-Turn onto W 32nd St 0.1 mi/
3.	Turn slightly right onto S Service Rd 1.3 mi/
4.	Take left ramp onto International Pkwy S (TX-97-SPUR) toward TX-183/TX-360 0.9 mi/
5.	Take ramp onto TX-360 S (Angus G Wynne Jr Fwy) toward Grand Prairie/Arlington 5.7 mi/
6.	Take the exit toward Ave H/Lamar Blvd/I-30/Six Flags Dr/Randol Mill Rd/Globe Life Park in Arlington/Ave K/Brown Blvd/Ave J onto N Watson Rd 0.8 mi/
7.	Continue on SH 360 0.3 mi/
8.	Turn right onto E Lamar Blvd 0.2 mi/
9.	Turn right 236 ft/
10.	Arrive at your destination on the right

Hotel Address: 2401 E Lamar Blvd, Arlington, TX 76006-7503

Exhibit A

GWTI

November 20, 2018

Shareholders Committee
Attn: Ric Halden
Via email rjhalden1010@gmail.com

Dear Sir,

I am sending this letter to you in that you have stated that you are the representative of the so- called Stockholders Committee that filed the Schedule 14A. The Company has had the opportunity to discuss this matter after our meeting this past week with you and your associates. We have also reviewed your proposal sent to John Olynick. The following is our response.

1. We demand that you immediately withdraw the Schedule 14A wherein you are trying to improperly elect your slate of directors through a Special meeting and obviously gain control of Greenway Technologies, Inc.

2. The Company will within 75 days file it's 14A calling for an annual meeting wherein you can properly propose your slate of directors, as will we, allowing the shareholders the opportunity to decide.

3. I hereby demand, on behalf of the Board of Directors the immediate resignations of Pat Six and Craig Takas as directors of the Company. Both are members of the Committee and are deeply involved in this improper activity which is a serious conflict with the majority of the members of the Board of Directors and detrimental to the well-being of the Company.

I expect your response within 24 hours. If you fail to agree with our demands, we will proceed with all legal remedies that may be available to the Company.

Sincerely,

/Raymond Wright/
Chairman of the Board of Directors

cc: John Olynick
Ransom Jones
Peter Hauser
Kevin Jones
Kent Harer
Carl P. Ranno, Esq.